SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-7573	73-0618660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1401 Enclave Parkway, Suite 600
Houston, Texas 77077
(Address of principal executive offices, including zip code)
(281) 406-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
S I G N A T U R E
Index to Exhibits
Consulting Agreement
Termination of Split Dollar Insurance Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
          (a) Consulting Agreement
          On April 12, 2006, in connection with the retirement of Robert L. Parker Sr. as Chairman and a member of the Board of Directors of the Company (effective April 28, 2006), the Company entered into a Consulting Agreement with Mr. Parker Sr. (the “Consulting Agreement”). Under the Consulting Agreement, Mr. Parker Sr.’s Employment Agreement with the Company, effective as of November 1, 2002, will be terminated effective April 30, 2006. The Consulting Agreement has a term of two years, and provides for:
          (i) payment of unpaid vacation pay that has accrued through April 30, 2006,
          (ii) a lump sum payment of $397,500 on November 2, 2006,
          (iii) monthly payments of $66,250 commencing on December 1, 2006, through and including May 1, 2008, and
          (iv) coverage under the Company’s medical and dental plans for Mr. Parker Sr. and his spouse through April 30, 2008.
     If Mr. Parker Sr. should die during the two-year term, the payments shall continue to be made to his spouse, if she survives him, and if she does not survive him, to Mr. Parker’s beneficiary.
     The Consulting Agreement requires Mr. Parker Sr. to be available to provide certain services to the Company during the term of the Consulting Agreement, including without limitation, assisting with projects on which Mr. Parker Sr. worked while Chairman of the Company, bridging relationships with customers, and assisting with marketing efforts utilizing relationships developed during Mr. Parker Sr.’s tenure with the Company.
     Mr. Parker Sr. will be required to maintain the confidentiality of any information he obtains while an employee or consultant during the term of the Consulting Agreement, and to disclose and assign to the Company any ideas he conceives and any inventions he develops related to the business of the Company or his consulting with the Company. During the term of and for one year after the termination of the Consulting Agreement, Mr. Parker Sr. is prohibited from soliciting business from any of the Company’s customers or individuals with which the Company has done business, from becoming interested in any capacity in any business that competes with the Company, and from recruiting any employees of the Company.
     (b) Termination of Split Dollar Life Insurance Agreement
          On April 12, 2006, Mr. Parker Sr. and The Robert L. Parker, Sr. and Catherine M. Parker Family Trust Under Indenture Dated the 23rd Day of July, 1993 (the “Trust”) and the Company entered into a Termination of Split Dollar Life Insurance Agreement (the “Termination Agreement”). The Termination Agreement, which terminates the Split Dollar Life Insurance Agreement dated the 21st day of February, 1995, among the Company, Mr. Parker Sr. and the Trust, as amended by the Amendment to and Restatement of Split Dollar Life Insurance Agreement dated the 19th day of April, 2000 (as amended, the “Split Dollar Life Insurance Agreement”), provides that the Trust will pay the Company approximately $2,450,000 in exchange for a release of the Company’s collateral assignment of all insurance policies owned by the Trust on the lives of Mr. Parker Sr. and his spouse, Mrs. Parker. Subject to the parties complying with their respective undertakings in regard to the lawsuit filed by the Company and the Trust against the insurer and brokers in connection with the insurance policies that were the subject of the Split Dollar Life Insurance Agreement, the parties also agreed to mutually release each other from any further obligations under the Split Dollar Life Insurance Agreement. The parties have agreed that the Company will pay the expenses of such lawsuit and that any proceeds will be used first to repay these expenses plus interest at 7% and then the remaining balance will be shared equally. The Company also has the right to terminate its participation in the lawsuit at any time.
          The Consulting Agreement and the Termination Agreement described above are filed as Exhibits 10.1 and 10.2 to this report and are incorporated by reference herein. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the applicable agreement.
Item 1.02. Termination of a Material Definitive Agreement.
          Please see the information set forth above under Item 1.01, which is incorporated by reference into this Item 1.02.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          On April 6, 2006, Robert L. Parker Sr. announced his intention to retire as Chairman and a member of the Board of Directors of the Company, effective April 28, 2006.
          On April 6, 2006, the Board of Directors elected Robert L. Parker Jr., President and Chief Executive Officer of the Company, as Chairman-Elect of the Board of Directors of the Company, effective April 28, 2006.
Item 7.01. Regulation FD Disclosure.
          On April 6, 2006, the Company issued a press release announcing the retirement of Mr. Robert L. Parker Sr. as Chairman and a member of the Board of Directors of the Company, and the election of Mr. Robert L. Parker Jr. as Chairman, both of which are effective April 28, 2006.
          A copy of this press release is attached as Exhibit 99.1 to this report. This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are furnished or filed herewith:
          10.1 Consulting Agreement
          10.2 Termination of Split Dollar Insurance Agreement
          99.1 Press Release dated April 6, 2006 of the Company
S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Dated: April 12, 2006	By:	/s/ David C. Mannon

David C. Mannon
Senior Vice President & Chief Operating Officer

Index to Exhibits

Exhibit No.	Description
10.1	Consulting Agreement

10.2	Termination of Split Dollar Insurance Agreement

99.1	Press Release dated April 6, 2006, of the Company